UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Domain Extremes Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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***Exercise Your Right to Vote***

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be held on November 4, 2016

Domain Extremes Inc.	Meeting Information

Meeting Type: Annual Meeting
For Holders as of: September 9, 2016
Date: November 4, 2016 Time: 09:00 AM LST
Location:  36, Jalan Seri Utara 3/3C

KIPark Avenue
Off Jalan Ipoh
68100 Kuala Lumpur
Wilayah Persekutuan, Malaysia

You are receiving this communication because you hold shares in the above-named company.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at http://www.domainextremes.com/ or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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—Before You Vote—

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice          2. Proxy Statement          3. Proxy Card          4. 2015 Annual Report

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or email copy of these documents, you may request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)       BY INTERNET: http://www.domainextremes.com/

2)       BY TELEPHONE: +(603) 6241 2023

3)       BY EMAIL: proxy@signaturestocktransfer.com

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as indicated above on or before October 21, 2016 to facilitate timely delivery.

—How to Vote—

Please Choose One of the Following Voting Methods

Vote in Person: If you choose to vote these shares in person at the meeting, and the shares are held in “street name” by a bank, broker, dealer or other nominee, then you should bring a letter or account statement from that firm confirming your ownership of shares prior to the record date. Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. For directions please contact the telephone number listed above.

Vote by E-Mail: To vote by E-Mail, mark, sign and date your proxy card and send it to proxy@signaturestocktransfer.com.

Vote by Mail: You may vote by mail by requesting a paper copy of the materials, or printing a proxy card from http://www.domainextremes.com/, which will include voting instruction.

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Voting Items

The Board of Directors recommends that you vote FOR the following:

1.	Election of Directors

Nominees

A. Lim Kock Chiang	B. Kok Seng Yeap	C. Kok May EE	D. Tan Peng Kwan

E. Mustapha Bin Taib	F. Chan Kwong Kean	G. Phang Fuk Tjhan	H. Wan Mohd Akmal Bin Wan Salleh

I. Dadeng Hidayat	J. Muhammad Yunus Yosfiah

The Board of Directors recommends that you vote FOR proposals 2, 3, 4 and 5:

2.	To ratify the appointment of DCAW (CPA) Limited as the Company’s independent registered public accountants for the fiscal year ending on December 31, 2016.

3.	To approve an amendment to the Company’s Articles of Incorporation, as amended, to change the name of the Company from Domain Extremes Inc. to Mi1 Global Telco., Inc.

4.	To approve an amendment to the Company’s Articles of Incorporation, as amended, to increase the authorized number of shares of common stock from 200,000,000 to 1,200,000,000.

5.	Non-binding advisory vote to approve the compensation of the Named Executive Officers.

The Board of Directors recommends that you vote 3 YEARS proposal 6:

6.	Non-binding advisory vote on the frequency of future advisory votes on compensation.

Note: To consider any other business that may properly be considered at the meeting or any adjournment of the meeting.

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